COLUMBIA FUNDS SERIES TRUST

                           Columbia Mid Cap Value Fund

     Supplement dated November 19, 2008 to the prospectuses dated July 1, 2008

Effective February 1, 2009, the first sentence of the Principal Investment Strategies section of the Fund's prospectuses is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $25 million and $15 billion as of October 31, 2008) that the Advisor believes are undervalued and have the potential for long-term growth.








        Shareholders should retain this Supplement for future reference.


















INT-47/156859-1108

                         COLUMBIA FUNDS SERIES TRUST

                        Columbia Small Cap Value Fund II


    Supplement dated November 19, 2008 to the prospectuses dated July 1, 2008

Effective February 1, 2009, the first sentence of the Principal Investment Strategies section of the Fund's prospectuses is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase (between $11 million and $3.8 billion as of October 31, 2008) that the Advisor believes are undervalued and have the potential for long-term growth.









         Shareholders should retain this Supplement for future reference.















INT-47/157043-1108